EXHIBIT 24

                                  POWER OF ATTORNEY
                                  POWER OF ATTORNEY

               We, the undersigned Directors and Officers of UMB Financial Corporation, do hereby name, constitute and appoint Alexander C. Kemper or David D. Miller, our agent and attorney-in-fact, for each of us and in our respective behalves as Directors and/or as Officers of UMB Financial Corporation, a Missouri corporation, to sign and execute a Registration Statement on Form S-3, and any amendments or supplements thereto, relating to the registration with the Securities and Exchange Commission of the offering of not more than 300,000 shares of Common Stock of UMB Financial Corporation related to a Dividend Reinvestment and Employee Direct Stock Purchase Plan, and to file such documents, amendments or supplements, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and such other regulatory agencies as are necessary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, may lawfully do or cause be done by virtue hereof.

               Executed this 14th day of July, 1995.

           Name                                      Title
           ____                                      _____

           By /s/Paul D. Bartlett Jr.
             ________________________
              Paul D. Bartlett Jr.                   Director

           By /s/Thomas E. Beal
             ________________________
              Thomas E. Beal                         Director
           By /s/H. Alan Bell
             ________________________
              H. Alan Bell                           Director

           By________________________
              David R. Bradley                       Director
           By /s/Newton A.Campbell
             ________________________
              Newton A. Campbell                     Director

           By________________________
              Thom R. Cooper                         Director

           By /s/William Terry Fuldner
              ________________________
              William Terry Fuldner                  Director
           By /s/Charles A. Garney
             _________________________
              Charles A. Garney                      Director

           By /s/Peter J. Genovese                   Vice Chairman
             _________________________
              Peter J. Genovese                      of the Board

           By /s/C.N. Hoffman Jr.
             _________________________
              C. N. Hoffman Jr.                      Director

           By /s/Alexander C. Kemper
             _________________________
              Alexander C. Kemper                    President

           By /s/R. Crosby Kemper
             _________________________
              R. Crosby Kemper                       Chairman and
                                                     CEO
           By /s/Rufus Crosby Kemper III             Director
             ___________________________
              Rufus Crosby Kemper III

           By /s/Daniel N. League Jr.
             ___________________________
              Daniel N. League Jr.                   Director
           By__________________________              Vice Chairman
              Geoffrey E. Lind                       of the Board

           By__________________________
              Roy E. Mayes                           Director














           By /s/William J. McKenna
             __________________________
              William J. McKenna                     Director

           By__________________________
              John H. Mize Jr.                       Director

           By /s/Mary Lynn Oliver
             __________________________
              Mary Lynn Oliver                       Director
           By__________________________
              W. L. Orscheln                         Director

           By__________________________              Director and
              Douglas F. Page                        Executive
                                                     Vice
                                                     President
           By__________________________
              Richard A. Renfro                      Director

           By /s/Alan W. Rolley
             __________________________
              Alan W. Rolley                         Director

           By__________________________
              Joseph F. Ruysser                      Director
           By__________________________
              Thomas D. Sanders                      Director

           By__________________________              Director and
              James A. Sangster                      Executive
                                                     Vice
                                                     President
           By__________________________
              Herman R. Sutherland                   Director

           By__________________________
              William C. Tempel                      Director

           By /s/E. Jack Webster Jr.
             __________________________
              E. Jack Webster Jr.                    Director
           By__________________________              Director and
              J. Lyle Wells Jr.                      Vice Chairman
                                                     of the Board

           By /s/Jon M. Wefald                       Director
              _________________________
              Jon M. Wefald
           By /s/John E. Williams                    Director
             __________________________
              John E. Williams